                                      Wanger Advisors Trust  1998 Annual Report

                                    Wanger
                                      98

[WANGER LOGO APPEARS HERE]

 Wanger Advisors Trust
 1998 Annual Report
 Contents



 1  1998: A record-breaking year
 3  Funds at a Glance
 4  Performance Review
    Wanger U.S. Small Cap
 6  Performance Review
    Wanger International
    Small Cap
 8  Statement of Investments
    Wanger U.S. Small Cap
12  Statement of Investments
    Wanger International
    Small Cap
16  Portfolio Diversification
    Wanger International
    Small Cap
17  Statements of Assets
    and Liabilities
18  Statements of Operations
19  Statements of Changes in
    Net Assets
20  Financial Highlights
    Wanger U.S. Small Cap
21  Financial Highlights
    Wanger International
    Small Cap
22  Notes to Financial Statements
24  Report of Independent Auditors


Wanger Asset Management, L.P. ("WAM") is one of the leading global small-cap equity managers in the U.S. with 28 years of small-cap investment experience. WAM manages over $7 billion in equities and is the investment adviser to Wanger U.S. Small Cap, Wanger International Small Cap, and the Acorn Family of Funds.

WAM uses a unique style of catching trends with small, attractively priced niche companies. For more complete information about our funds including the Acorn funds, fees and expenses, call WAM Brokerage Services, L.L.C., distributor, at 1-800-5-WANGER for a prospectus. Read it carefully before you invest or send money.

[WANGER LOGO APPEARS HERE]

Wanger Advisors Trust  1998 Annual Report
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[WANGER LOGO APPEARS HERE]
1998: A record-breaking year


Sports records have been broken all around in 1998. Sammy Sosa broke Roger Maris' long-standing home run record, but, in Chicago Cub style, didn't even get into the record book, because Mark McGwire topped him with even more homers. Michael Jordan retired, and as a mark of respect, the NBA canceled half of its season. In the wrestling world, Jesse "The Body" Ventura was elected Governor of Minnesota and Bill "Your Body" Clinton scored an escape and reversal over the Republicans in Congress.

     Besides sports and entertainment, economic records were set, too. Japan's record-breaking bear market (nine years and counting) was capped by driving interest rates on short-term government debt below zero for a few days. Malaysia gave enhanced meaning to the term "active monetary policy" by grabbing the Finance Minister, arresting him, beating him in jail, and then trying him for sodomy. Russia wins an Oscar in the "fastest bond default by a new large nation" category. Deflation has returned, inflation has retired to the Old Fear's Home, and world interest rates have plummeted, although not to Japanese levels. Weird fact: the ten-year government bond of Italy now sells at a lower interest rate than the ten-year bond of the USA! Now that is something that no one predicted! Here at home, the federal budget deficit disappeared, going into surplus for the first time in twenty years. Our balance of trade deficit, however, is setting new records every month. Up until 1983, our trade deficit never got much above $20 billion per year; we are now near a $20 billion deficit per month. Our trade imbalance with Japan, up approximately 20% this year, makes the Japanese trade surplus another entry into the record book.

     The U.S. fixed income market started 1998 in a complacent mode, with very low risk premiums for low-grade credits (such as Russia). The crisis in Southeast Asia, Korea and Russia, however, triggered an enormous jump in risk premiums--taking a couple of giant hedge funds by surprise. A new record was set for "Most Nobel Prize-Winning Economists Brought Down by Hubris."

     The stock markets fully kept pace with all this general nuttiness. Europe soared, Japan continued lower, Brazil and other emerging markets collapsed. The U.S. market set new record highs in price and valuations, but in a way that was irritating to us Wanger Advisors Trust shareholders.

Size Ruled--Big companies were strong in 1998, but small-capitalization companies were flat. Mid-cap, logically enough was in the middle.

------------------------------------------
                           1998 Returns/1/
S&P 500 Index                   +28%
Lipper Mid-Cap Funds            +12%
Lipper Small-Cap Funds            0

(Data Source: Barrons, Lipper Analytical Services)

Even inside the S&P 500 stock group, size ruled. The 100 largest companies (largest quintile) were up 37%, while the smallest 100 companies in the S&P 500 were down 1%, with the middle three quintiles lined up in order.

--------------------------------------
Market-Value Quintile     1998 Returns
#1 Largest                    +37%
#2                            +19%
#3                             +9%
#4                             +9%
#5 Smallest                    -1%

(Data Source: Prudential Securities; Standard & Poors)

Big beat small in 1998 and growth beat value. Growth stocks soared, especially Internet-related companies, generating the joke that any stock could double overnight by just adding ".com" to the company name. The outperformance of large-cap growth companies was so striking in 1998 that one might think that this is the way the world usually works. It isn't. Over the long-term, small-cap stocks have done as well as or better than larger companies. Over the long-term, "value" stocks have done better than growth stocks. Because of the market action in 1998, small company stocks are at record discounts to big companies. Discounts like this always go back to equilibrium over time. As much as one can say anything sensible about stock prices in the future, one can say that the odds strongly favor small-cap stocks outperforming the rest of the market over the next three to five years.

Up the Amazon in a BVU

Borders Group is one of the two "category-killer" bookstore chains, the other being Barnes and Noble. The company has grown rapidly, a little over 13% per year, and had a good profit margin, 3.5% net-to-sales. The total value of the company is $1.6 billion. Let us define a new unit to measure booksellers, the BVU (Borders Value Unit), so that one BVU equals $1.6 billion.

     Amazon.com is also in the retail book business, but sells only over the Internet. The Amazon.com web site has been the most successful Internet retail operation so far in terms of sales. Amazon.com sales are now running at a $600 million annual rate, one-fourth of Borders' sales. Amazon.com sales are growing at a

                                                                     (continued)

Wanger Advisors Trust  1998 Annual Report
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[LOGO] Up the Amazon in a BVU cont.


dazzling pace, but profitability is a different matter; Amazon.com is losing money at a rate of $80 million per year. Will Amazon.com ever make a profit? Some analysts think it may in the year 2001, but this remains to be seen. Internet book sales are made at steep discounts to list price. Both Borders and Barnes and Noble have web sites that compete with Amazon.com, so gross margins are going to stay low. We must wait to see if Amazon.com can ever get to a positive net margin. Since Borders is large and profitable, and Amazon.com is small and unprofitable, you might think Borders is worth more. At $200, Amazon.com was selling at 20 times the value of Borders.

     Amazon.com has 158 million shares outstanding. A ten-point move for AMZN stock, therefore, is a change in value of $1.6 billion, or what we are calling one BVU. In January 1999, there were ten days when AMZN moved more than one BVU. In other words, in one day, Amazon.com's value goes up or down an amount equal to the entire value of Borders!

Valuing Amazon.com--In the month of January, AMZN traded between $90 and $200 per share. That would be a reasonable yearly range for a speculative stock, but doing it in a month hints of irrational exuberance. What does the market predict for the future of Amazon.com? Since there are no dividends, profits, or cash flow to base a valuation on, we are reduced to looking at the price-to-sales ratio. The price-to-sales ratio should be higher for a company that has high profit margins (net profit to sales) or a high growth rate of sales. Borders has a $1.6 billion market value and $2.6 billion in sales, so the price-to-sales ratio is 0.6 times. Wal-Mart, a highly successful retailer, has a price-to-sales ratio of 1.3 times, not quite twice that of Borders. Home Depot and Gap, fabulous successes, have much higher price-to-sales ratios because their profit margins are higher than Wal-Mart's. A&P, a slow-growth, low-margin supermarket chain, gets a very low price-to-sales-ratio.


--------------------------------------------------------------------------------
Retail Ratios

                                     Net/Sales     Estimated   Price/Sales
                                                Growth Rate/2/
A&P                                       0.4%            2%          0.1x
Borders                                   3.5%           15%          0.6x
Wal-Mart                                  3.2%           20%          1.3x
Home Depot                                4.6%           20%          2.8x
Gap                                       8.7%           15%          4.1x
Amazon.com (now)                     negative           100%         34.0x
Amazon.com                                3.5%           73%          3.4x
 (in five years)



Where might Amazon.com be in five years? If AMZN stock is $200/share at that time,/3/ its market value will be $34 billion. Assume they succeed in making profit margins equivalent to Borders or Wal-Mart; because of Amazon.com's high growth rate, their price-to-sales ratio might be as high as Home Depot or Gap, let us say 3.4 times (one-tenth of AMZN's price-to-sales ratio now). A price-to-sales ratio of 3.4 times means that the company's sales volume would have to be $10 billion. (To get there in five years, sales have to grow at 73% per year.) Since sales for the entire U.S. book-selling industry are only about $17 billion per year/4/, Amazon.com would have to expand internationally and into a number of other retail categories to reach $10 billion in sales. Right.

     Growing at 73% per year and becoming highly profitable would be one of the great stories of the 21st Century--and Amazon.com has to succeed at both those goals to justify the price the stock is at now! Amazon.com and its fellow Internet stocks are very over-priced speculations that may be selling for a lot less a year from now.


Softbank--Amid all of the craze, one of the world's dominant Internet companies is largely overlooked and is trading at a huge discount to its asset value. A Japanese company, Softbank, is a major shareholder of companies such as Yahoo! and Ziff Davis. Softbank has the leading position in setting up Internet companies in Japan. The unrealized gains on Softbank's listed investments alone are worth double the current share price! Value and Internet are two words not often heard together, but we think Softbank is a good stock to own.


--------------------------------------------------------------------------------
Endnotes:

1
The S&P 500 is a broad market-weighted average of U.S. blue-chip companies.
The Lipper Mid-Cap Funds average is an average of the performance of all U.S. mid-cap funds tracked by Lipper Analytical Services. The Lipper Small-Cap Funds average is an average of the performance of all U.S. Small-Cap funds tracked by Lipper.

2
Estimated Growth Rate is based on five-year prediction with data as of 12/31/98.

3
If the current price is about $100, any buyer must figure it will be at least $200 in five years.

4
Source: JP Morgan


[PHOTO OF RALPH WANGER APPEARS HERE]
Ralph Wanger
Chief Investment Officer
Wanger Asset Management, L.P.

                                       Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Funds at a Glance

--------------------------------------------------------------------------------
Wanger U.S. Small Cap
Results to December 31, 1998

                                                            4th qtr      Last 12
                                                                         months
Wanger U.S. Small Cap                                        14.6%          8.7%
Russell 2000                                                 16.3%         -2.6%
S&P MidCap 400                                               28.2%         19.1%
S&P 500                                                      21.3%         28.6%

Wanger U.S. Small Cap N.A.V. as of 12/31/98: $22.18

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000 leaving a market capitalization-weighted index of 2,000 small companies. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. All indexes are unmanaged and include reinvested dividends.
--------------------------------------------------------------------------------
Wanger U.S. Small Cap Top 5 Industries
As a % of net assets, as of 12/31/98

Information                                                                39.4%

Energy/Minerals                                                            15.9%

Finance                                                                    14.0%

Health Care                                                                 9.7%

Industrial Goods/Services                                                   8.5%

--------------------------------------------------------------------------------
Wanger U.S. Small Cap Top 10 Holdings

CalEnergy                        7.0%     National Data                     3.5%
Power Plants/                             Credit Card & Health
Competitive Utility                       Claims Processor

Lincare Holdings                 6.0%     Wackenhut                         3.1%
Home Health Care Services                 Prison Management

Centennial Cellular              5.0%     Liberty Media                     3.0%
Cellular Franchises                       Cable TV & Satellite
                                          Dish Programming

Micros Systems                   4.0%     RCN Corporation                   3.0%
Information Systems for                   Metro Market: Voice,
Restaurants & Hotels                      Video & Data Services

Kronos                           3.9%     UICI                              2.5%
Time Accounting                           Health Insurance
Software & Clocks

--------------------------------------------------------------------------------
The funds top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statements of Investments for complete lists of the funds holdings, including those described under Performance Review.
--------------------------------------------------------------------------------
Wanger International Small Cap
Results to December 31, 1998

                                                            4th qtr      Last 12
                                                                         months
Wanger Int'l Small Cap                                       16.7%         16.3%
EAFE                                                         20.7%         20.0%
Lipper Int'l Small Cap Funds Index                           10.7%          9.7%
Lipper Int'l Funds Index                                     15.5%         12.7%
EMI (World ex-US)                                            13.2%         12.2%

Wanger Int'l Small Cap N.A.V. as of 12/31/98: $19.62

EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper Int'l Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. The Lipper Int'l Funds Index measures the performance of the 30 largest non-U.S. funds tracked by Lipper. The EMI is Salomon Brothers' index of the bottom 20% of institutionally investable capital of countries, as selected by Salomon, excluding the U.S. All indexes are unmanaged and returns include reinvested dividends.
--------------------------------------------------------------------------------
Wanger International Small Cap Top 5 Countries
As a % of net assets, as of 12/31/98

United Kingdom                                                             20.2%

Singapore                                                                   9.7%

Finland                                                                     7.5%

Japan                                                                       6.8%

Sweden                                                                      6.6%

--------------------------------------------------------------------------------
Wanger International Small Cap Top 10 Holdings

Seton Scholl                     3.5%     Parity                            2.7%
Healthcare Group                          Computer Software, IT Staffing
Pharmaceuticals--                         & Services--United Kingdom
United Kingdom
                                          Mapfre Vida                       2.7%
Autogrill                        3.4%     Life Insurance/
Tollway Restaurants--Italy                Mutual Funds--Spain

Talentum                         3.0%     Star Cruises                      2.6%
Trade Journals &                          Asian Cruise Line--Singapore
Multimedia--Finland
                                          Li and Fung                       2.4%
Tieto Corporation                2.9%     Sourcing of Consumer
Computer Services/                        Goods--Hong Kong
Consulting--Finland
                                          NTL                               2.4%
Venture Manufacturing            2.8%     Voice, Video & Data Services--
Electronic Manufacturing                  United Kingdom
Services--Singapore

                   Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------

Performance Review                                         Wanger U.S. Small Cap

Last year stocks bounced around like a loose football. They sprang up through summer, fell in the fall, and rebounded with gusto into the new year. What of the stock market's autumn mini-crash? Turned out it was just a mild hallucination, quickly cured with a dose of interest rate drops administered by the Federal Reserve. For the year, Wanger U.S. Small Cap gained 8.7%, better than the Russell 2000 small-cap index (-2.6%), but not even in the same galaxy as the heavenly bodies of the large-cap S&P 500 (+28.6%). Over the past three years, your Fund has returned an annualized 27.3%, sharing the stratosphere with the S&P 500 (+28.2%).

     Wireless was more in 1998. Centennial Cellular nearly doubled in price, earning $8 million for your Fund. Cable TV stocks were strong for the second year running. We owned companies gorging on every piece of the cable pie. United Video runs on-screen TV guides listing the nature and adventure shows airing on Liberty Media's Discovery Channel carried by Cablevision and Cable Michigan's local cable systems. Each stock gained over 60%, under the watchful eye of our own cable guy, Chuck McQuaid. Technology stocks were tricky last year, but our tech whiz, Laura McKenna, tucked four tech treats into the Fund. Micros, Wonderware, Sykes and Kronos each rose over 40%, for a combined $13 million in profits.

     Two of our health care stocks spent last year in sick bay. Magellan discovered it was crazy to own psychiatric hospitals on margin. First Health's national PPO revenue flatlined. Lincare, our largest health care holding, had another bang-up year, but not enough to keep our health stocks as a group from out of the red.

     Six of our 62 companies were taken over last year, but that's no reason to rejoice. Two were larger holdings taken from us prematurely. Centennial Cellular's revised sellout deal was struck only one month before a bidding war for cellular stocks erupted. Mecklermedia (Internet trade shows and Web sites) sold itself out in October, moments before the dawn of Internet stock hysteria. We'd rather still own both of these dearly departed stocks (but that's just sour grapes).

     Today's stock market is afflicted with gigantism. The largest of large-cap stocks trade at freakishly-high valuations while small-caps of all shapes get ignored. This is only a fad. Small companies are doing just as well as the giants in earning growth, but represent much more value. When the crowd overpays for bigness, we get to underpay for wonderful, small-cap, Wanger kind of stocks.

                                         [PHOTO OF ROBERT A. MOHN APPEARS HERE]
                                         Robert A. Mohn
                                         Lead Portfolio Manager
                                         Wanger U.S. Small Cap

                                        Wanger Advisors Trust 1998 Annual Report
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[WANGER LOGO APPEARS HERE]
     Wanger U.S. Small Cap                          Results to December 31, 1998


--------------------------------------------------------------------------------
The Value of a $10,000 Investment in       Total Return for Each Period
Wanger U.S. Small Cap                      May 3, 1995 through December 31, 1998

                             [GRAPH APPEARS HERE]

Wanger U.S. Small Cap Mountain Chart Plot Points

            Wanger U.S. Small Cap    Russell 2000
05/03/95    $10,000                  $10,000
06/30/95    $10,770                  $10,519
09/30/95    $12,060                  $11,558
12/31/95    $11,600                  $11,808
03/31/96    $13,297                  $12,411
06/30/96    $15,351                  $13,031
09/30/96    $15,792                  $13,076
12/31/96    $17,004                  $13,756
03/31/97    $16,366                  $13,044
06/30/97    $19,093                  $15,159
09/30/97    $22,395                  $17,415
12/31/97    $22,005                  $16,830
03/31/98    $24,865                  $18,525
06/30/98    $25,361                  $17,661
12/31/98    $23,916                  $16,404

Average Annual
Total Return
1 year: 8.7%
3 Years: 27.3%
Life: 26.8%

This graph compares the results of $10,000 invested in Wanger U.S. Small Cap on May 3, 1995 (the date the Fund began operations) through December 31, 1998 with the Russell 2000 with dividends reinvested. The beginning date of the Russell 2000 is as of May 3, 1995. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                        Wanger Advisors Trust 1998 Annual Report
--------------------------------------------------------------------------------
Performance Review Wanger International Small Cap

1998 was a turbulent but ultimately profitable year for Wanger International Small Cap investors. International markets climbed to record highs in the first quarter, then emerging markets crashed in the second quarter. In the third quarter, nearly all the markets fell. Then in the fourth quarter, many markets came roaring back.

     Amid this tumult, your Fund returned a robust 16.3% for the year. Although we trailed the exclusively large-cap EAFE Index, which returned 20.7%, we beat all the other indices handily, including the Lipper International Small Cap Funds Index which returned 9.7%. The Salomon EMI international index, which tracks small-cap stocks, returned 12.2%, and the Barings Emerging Markets index came in at a negative 20.3%./1/

     What drove our strong returns in 1998? Many factors contributed, such as keeping only a small amount of cash, and favoring Europe over Japan. Stock-picking, however, outweighed all the other investing decisions in pushing us up 4.1% over our EMI benchmark. Big hits for the year included Tieto, a Finnish information technology company that rose 139% and made us $3.4 million. Talentum, which publishes trade magazines in Finland, returned 175% and earned $2.5 million. In fact, four more of our stocks more than doubled this year, and two of them, NTL and NuSkin, made us more than $1 million. NTL is a competitive private telephone and cable TV company in the UK, and NuSkin is a door-to-door cosmetics company making money hand over fist in Japan.

     As for risk, the fund may be less volatile than you think. Many investors reason this way: "Small-cap stocks are risky, and international stocks seem risky, too, so a small-cap international stock fund must be twice as risky!/2/ In fact, Wanger International Small Cap's standard deviation (a common measure of risk) for 1998 was similar to the S&P 500 (22.8% versus 21.5%), and actually lower than that of the S&P 500 for the trailing three years combined (15.8% versus 16.2%).

     We are optimistic about your portfolio's performance for 1999 and beyond. We are excited about numerous extremely well-positioned smaller companies selling at very attractive prices. As you know, we eat our own cooking, and continue to invest a substantial amount of our own money in the fund.

[PHOTO OF MARCEL P. HOUTZAGER APPEARS HERE]
Marcel P. Houtzager
Lead Portfolio Manager
Wanger International Small Cap

--------------------------------------------------------------------------------
Footnotes

1. The ING Barings Emerging Markets World Index is an unmanaged index of companies from 24 emerging market countries. Using a foreign available market capitalization weighting algorithm, this index seeks to achieve an accurate measure of foreign institutional investibility in the global emerging markets.

2. While during some periods, the stocks of small companies have performed better than the stocks of large companies, during other periods they have performed worse. Stocks of small companies tend to be more volatile and may have a smaller public market than stocks of large companies. Small companies may have a shorter history of operations than large companies, may not have the ability to raise capital as easily as large companies, and may have a less diversifield product line, making them more susceptible to market pressure.

      International investing involves risks not associated with investing in the U.S. Those risks include currency fluctuations and possible political, economic and social instability. Companies in other countries are not subject to uniform accounting, financial and regulatory oversight, and the markets for their shares tend to be smaller, resulting in less liquidity and higher volatility. In addition, the cost of investing in overseas markets exceeds the cost of investing in the U.S.

                                        Wanger Advisors Trust 1998 Annual Report
--------------------------------------------------------------------------------
[WANGER LOGO]
Wanger International Small Cap             Results to December 31, 1998

--------------------------------------------------------------------------------
The Value of a $10,000 Investment in       Total Return for Each Period
Wanger International Small Cap             May 3, 1995 through December 31, 1998

                             [GRAPH APPEARS HERE]

Wanger Int'l Small Cap Mountain Chart Plot Points

            Wanger Int'l Small Cap   EAFE
            ----------------------   ----
05/03/95    $10,000                  $10,000
06/30/95    $10,970                  $ 9,825
09/30/95    $12,910                  $10,234
12/31/95    $13,450                  $10,649
03/31/96    $15,499                  $10,956
06/30/96    $17,183                  $11,130
09/30/96    $17,023                  $11,116
12/31/96    $17,755                  $11,293
03/31/97    $18,357                  $11,112
06/30/97    $19,568                  $12,558
09/30/97    $19,363                  $12,470
12/31/97    $17,496                  $11,493
03/31/98    $21,306                  $13,184
06/30/98    $21,410                  $13,324
12/31/98    $20,352                  $13,792

Average Annual
Total Return
1 year: 16.3%
3 Years: 14.8%
Life: 21.4%


This graph compares the results of $10,000 invested in Wanger International Small Cap on May 3, 1995 (the date the Fund began operations) through December 31, 1998 with Morgan Stanley's Europe, Australasia Far East Index (EAFE), with dividends reinvested. The beginning date of EAFE is as of May 3, 1995. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                       Wanger Advisors Trust--1998 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                Statement of Investments  December 31, 1998

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
              Common Stocks--93.0%

              Information--39.4%
--------------------------------------------------------------------------------
              Broadcasting--2.1%

   250,600    Data Transmission Network (b)                           $7,236,075
              Data Services for Farmers

--------------------------------------------------------------------------------
              Television Programming--5.3%

   222,000    Liberty Media Group,                                    10,225,875
              Tele-Communications (b)
              CATV & Satellite Dish Programming

   330,200    United Video Satellite Group (b)                         7,800,975
              CATV & Satellite Dish Programming
--------------------------------------------------------------------------------
                                                                      18,026,850

--------------------------------------------------------------------------------
              Telephone Services--5.1%

   577,600    RCN Corporation (b)                                     10,216,300
              Metro Market: Voice, Video & Data Services

   193,300    Commonwealth Telephone (b)                               6,475,550
              Rural Market: Local, Long Distance
              & Internet Access

    68,600    Startec Global Communications (b)                          660,275
              International Telecommunications
--------------------------------------------------------------------------------
                                                                      17,352,125

--------------------------------------------------------------------------------
              Mobile Communications--6.6%

   411,000    Centennial Cellular (b)                                 16,851,000
              Cellular Franchises

   234,500    COMARCO (b)                                              5,628,000
              Wireless Network Testing
--------------------------------------------------------------------------------
                                                                      22,479,000

--------------------------------------------------------------------------------
              Telecommunications Equipment--2.2%

   425,900    Aspect Telecommunications (b)                            7,346,775
              Call Center Equipment

--------------------------------------------------------------------------------
              Instrumentation--0.7%

    85,000    Mettler Toledo (b)                                       2,385,314
              Laboratory Products

--------------------------------------------------------------------------------
              Business Software--1.5%

   314,000    JDA Software                                             3,041,875
              Software & Services for Retailers

   137,600    Systems & Computer Technology (b)                        1,892,000
              Enterprise Software & Services
--------------------------------------------------------------------------------
                                                                       4,933,875

--------------------------------------------------------------------------------
              Business Information and
              Marketing Services--1.1%

   353,400    IntelliQuest Information (b)                             2,385,450
              Technology Market Research

   178,100    InfoUSA, Cl. B                                             935,025

   116,000    InfoUSA, Cl. A                                             565,500
              Business Data for Sales Leads
--------------------------------------------------------------------------------
                                                                       3,885,975

--------------------------------------------------------------------------------
              Transaction Processors--3.6%

   247,300    National Data                                           12,040,418
              Credit Card & Health Claims Processor

--------------------------------------------------------------------------------
              Computer Hardware & Related Systems--8.0%

   417,100    Micros Systems (b)                                      13,712,164
              Information Systems for Restaurants & Hotels

   300,600    Kronos (b)                                              13,320,337
              Time Accounting Software & Clocks

--------------------------------------------------------------------------------
                                                                      27,032,501

--------------------------------------------------------------------------------
              Gaming Equipment--0.8%

   113,000    International Game Technology                            2,747,315
              Slot Machines & Progressive Jackpots

--------------------------------------------------------------------------------
              Computer Services--2.4%

   222,900    Sykes Enterprises (b)                                    6,798,450
              Call Center Services

   344,000    Aztec Technology Partners (b)                            1,247,000
              Technology Staffing Services

--------------------------------------------------------------------------------
                                                                       8,045,450

--------------------------------------------------------------------------------
              Information--Total                                     133,511,673

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 1998 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                 Statement of Investments December 31, 1998

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
              Health Care--9.7%
--------------------------------------------------------------------------------
              Biotechnology/Drug Delivery--0.5%

   117,000    Synaptic Pharmaceuticals (b)                            $1,755,000
              Receptor Targeted Drug Design

--------------------------------------------------------------------------------
              Health Care Services--9.2%

   506,800    Lincare Holdings (b)                                    20,557,075
              Home Health Care Services

   475,000    First Health (b)                                         7,867,187
              PPO Network

   321,500    Magellan Health Services (b)                             2,692,563
              Mental Health Services

--------------------------------------------------------------------------------
                                                                      31,116,825

--------------------------------------------------------------------------------
              Health Care--Total                                      32,871,825

              Consumer Goods/Services--2.7%
--------------------------------------------------------------------------------
              Retail--2.5%

   809,000    Host Marriott Services (b)                               8,393,375
              Fast Food Kiosks in Airports

--------------------------------------------------------------------------------
              Casinos--0.2%

   115,200    Monarch Casino & Resort (b)                                604,800
              Casino/Hotel in Reno

--------------------------------------------------------------------------------
              Consumer Goods/Services--Total                           8,998,175

              Finance--14.0%
--------------------------------------------------------------------------------
              Banks/Savings & Loans--2.8%

   111,500    Washington Mutual                                        4,257,906
              West Coast Savings & Loan

    90,000    Texas Regional Bancshares                                2,255,625
              TexMex Bank

    67,500    Peoples Bank Bridgeport                                  1,864,687
              Mortgage & Credit Card Lender

   157,500    Coast Contingency Rights (b)                             1,043,439
              Litigation Claim Against US Government

--------------------------------------------------------------------------------
                                                                       9,421,657

--------------------------------------------------------------------------------
              Finance Companies--0.7%

   232,000    World Acceptance (b)                                     1,508,000
              Personal Loans

    70,000    Americredit                                                966,875
              Auto Lending

--------------------------------------------------------------------------------
                                                                       2,474,875

--------------------------------------------------------------------------------
              Insurance--7.8%

   348,600    UICI (b)                                                 8,540,700
              Health Insurance

   403,900    Acceptance Insurance (b)                                 8,178,975
              Crop Insurance

    21,000    Markel (b)                                               3,801,000
              Property & Casualty Insurance

   135,000    AmerUs Life Holdings                                     3,020,625
              Annuities/Life Insurance

    92,000    Leucadia National                                        2,898,000
              Insurance Holding Company

--------------------------------------------------------------------------------
                                                                      26,439,300

--------------------------------------------------------------------------------
              Money Management--2.7%

    66,000    SEI Investments                                          6,558,750
              Mutual Fund Administration

   167,817    Baker Fentress                                           2,569,697
              Closed-End Investment Company

--------------------------------------------------------------------------------
                                                                       9,128,447

--------------------------------------------------------------------------------
              Finance--Total                                          47,464,279

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 1998 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                 Statement of Investments December 31, 1998

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
              Industrial Goods/Services--8.5%
--------------------------------------------------------------------------------
              Machinery--1.3%

   270,700    Farr (b)                                                $2,740,837
              Filters

    91,000    Vallen (b)                                               1,820,000
              Safety Products Distribution

--------------------------------------------------------------------------------
                                                                       4,560,837

--------------------------------------------------------------------------------
              Steel--1.2%

   232,400    Atchison Casting (b)                                     2,149,700
              Steel Foundries

   126,400    Schnitzer Steel                                          1,817,000
              Scrap Steel Processor

--------------------------------------------------------------------------------
                                                                       3,966,700

--------------------------------------------------------------------------------
              Specialty Chemicals--1.1%

   189,600    Lilly Industries, Cl. A                                  3,780,150
              Industrial Coatings

--------------------------------------------------------------------------------
              Other Industrial Services--4.9%

   476,200    Wackenhut, Cl. B                                        10,446,637
              Prison Management

   398,700    Insurance Auto Auctions (b)                              4,734,562
              Auto Salvage Services

   140,900    Compass International Services (b)                       1,497,062
              Collection Agencies

--------------------------------------------------------------------------------
                                                                      16,678,261

--------------------------------------------------------------------------------
              Industrial Goods/Services--Total                        28,985,948

              Energy/Minerals--15.9%
--------------------------------------------------------------------------------
              Independent Power--7.6%

   689,600    CalEnergy (b)                                           23,920,500
              Power Plants/Competitive Utility

    38,000    AES Corporation (b)                                      1,800,250
              Power Plants

--------------------------------------------------------------------------------
                                                                      25,720,750

--------------------------------------------------------------------------------
              Oil/Gas Producers--2.5%

   698,900    Tesoro Petroleum (b)                                     8,474,163
              Oil Refinery/Gas Reserves

   139,000    Tipperary (b)                                              147,687
              Oil & Gas Producer

--------------------------------------------------------------------------------
                                                                       8,621,850

--------------------------------------------------------------------------------
              Oil Refining/Marketing/Distribution--4.5%

   258,000    Atmos Energy                                             8,320,500
              Natural Gas Utility

   137,000    Equitable Resources                                      3,990,125
              Natural Gas Utility & Producer

   279,100    Dynegy                                                   3,052,656
              Natural Gas Processing/Marketing

--------------------------------------------------------------------------------
                                                                      15,363,281

--------------------------------------------------------------------------------
              Oil Services--1.3%

    93,000    J Ray McDermott (b)                                      2,272,687
              Offshore Construction Company

   198,000    GeoScience (b)                                           2,165,625
              Offshore Seismic Equipment

--------------------------------------------------------------------------------
                                                                       4,438,312

--------------------------------------------------------------------------------
              Energy/Minerals--Total                                  54,144,193

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 1998 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                 Statement of Investments December 31, 1998

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares or Principal
Amount
              Other Industries--2.8%
--------------------------------------------------------------------------------
              Real Estate--1.8%

    125,600   Forest City Enterprises Cl. A                          $3,297,000
              Shopping Centers

     64,900   Gaylord Entertainment (b)                               1,955,112
              Opryland Hotel & Other Assets

     45,000   Cornerstone Properties                                    703,125
              Downtown Office Buildings

--------------------------------------------------------------------------------
                                                                      5,955,237

--------------------------------------------------------------------------------
              Transportation--1.0%

    174,000   Hub Group (b)                                           3,371,250
              Freight Forwarder

     66,000   Trailer Bridge (b)                                        101,062
              Tug & Barge Transportation

--------------------------------------------------------------------------------
                                                                      3,472,312

--------------------------------------------------------------------------------
              Other Industries--Total                                 9,427,549

Total Common Stocks--93.0%                                          315,403,642
--------------------------------------------------------------------------------
(Cost: $265,298,784)

--------------------------------------------------------------------------------
Short-Term Obligations--7.6%

$13,412,000   Ford Motor Credit 5.21% Maturing 01/04/99              13,406,177

$12,469,000   State Street Bank Repurchase Agreement                 12,469,000
              4.25% Maturing 01/04/99; 12/31/98 Agreement
              Collateralized by U.S. Treasury Notes
--------------------------------------------------------------------------------
              (Amortized Cost: $25,875,177)                          25,875,177

--------------------------------------------------------------------------------
Total Investments--100.6%                                           341,278,819

              (Cost: $291,173,961)

Cash and Other Assets Less Liabilities--(0.6%)                       (2,159,938)
--------------------------------------------------------------------------------

Total Net Assets--100%                                             $339,118,881
================================================================================

     Notes to Statement of Investments:

(a) At December 31, 1998, for federal income tax purposes cost of investments was $291,578,447 and net unrealized appreciation was $49,700,372 consisting of gross unrealized appreciation of $79,338,202 and gross unrealized depreciation of $29,637,830.

(b)  Non-income producing security.

See accompanying notes to financial statements.

                                       Wanger Advisors Trust--1998 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap        Statement of Investments December 31, 1998

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
              Common Stocks--96.6%

              Europe--66.0%
--------------------------------------------------------------------------------
              Germany/Austria--3.1%

    34,000    Rhoen Klinikum                                         $ 3,378,362
              Hospital Management

   160,000    Scala Business Solutions                                 1,037,684
              GIC Units (b)
              ERP Software (Austria)
--------------------------------------------------------------------------------
                                                                       4,416,046

--------------------------------------------------------------------------------

              Denmark--1.1%

    20,000    Vest Wood                                                1,602,639
              Furniture

--------------------------------------------------------------------------------
              Netherlands--5.9%

    92,000    Hunter Douglas                                           3,049,182
              Decorative Window Coverings

    44,000    Kempen                                                   2,339,851
              Stock Brokerage/Investment Management

   100,000    Unique International                                     2,291,255
              Human Resources

    26,051    Computer Service Solutions (b)                             617,720
              Computer Services
--------------------------------------------------------------------------------
                                                                       8,298,008

--------------------------------------------------------------------------------
              Finland--7.5%

   248,800    Talentum                                                 4,176,640
              Trade Journals & Multimedia

    90,000    Tieto, Cl. B                                             4,034,838
              Computer Services/Consulting

   150,000    Elcoteq Network                                          1,629,339
              Electrical Components

    70,000    Rapala Normark (b)                                         608,286
              Fishing & Hunting Equipment

     1,550    Spar Finland                                                67,346
              Grocery/Convenience Stores
--------------------------------------------------------------------------------
                                                                      10,516,449

--------------------------------------------------------------------------------
              Norway--0.3%

   149,800    P4 Radio Hele Norge                                        462,042
              Commercial Radio Station

     7,490    Electric Farm (b)                                            1,970
              Internet Services
--------------------------------------------------------------------------------
                                                                         464,012

--------------------------------------------------------------------------------
              Sweden--6.6%

   125,000    Elanders                                                 2,344,000
              Printer

   230,800    Semcon                                                   1,907,720
              Technical Consulting

   125,000    Caran                                                    1,542,105
              Engineering Consulting

   300,000    Micronic Laser Systems (b)                               1,406,400
              Electronics Production Equipment

   175,000    Mandator                                                 1,370,931
              Computer Services/Consulting

   350,000    Gylling Optima Class Q (b)                                 410,200

   325,000    Gylling Optima Class B (b)                                 400,947
              Batteries
--------------------------------------------------------------------------------
                                                                       9,382,303

--------------------------------------------------------------------------------
              France--2.7%

    15,000    Fininfo                                                  2,658,336
              Financial Data Feeds

    14,919    Cie des Signaux                                          1,094,985
              Computer Services/Telecom Equipment
--------------------------------------------------------------------------------
                                                                       3,753,321

--------------------------------------------------------------------------------
              United Kingdom--20.2%

   350,000    Seton Scholl Healthcare Group                            4,877,011
              Pharmaceuticals

   400,000    Parity                                                   3,810,100
              IT Staffing & Services

    60,000    NTL (b)                                                  3,386,250
              Voice, Video & Data Services

See accompanying notes to financial statements.

                                       Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap       Statement of Investments  December 31, 1998

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares

              United Kingdom--cont.
--------------------------------------------------------------------------------
 1,000,000    Workplace Technologies                                  $3,277,685
              Network Integration

   600,000    Informa Group                                            2,840,105
              Trade Journals & Conferences

 2,000,000    Electronics Boutique                                     2,687,036
              Videogame/Computer Software Stores

 1,500,000    Taylor Nelson                                            1,896,731
              Market Research

   500,000    Hogg Robinson                                            1,717,875
              Corporate Travel Management

    58,600    Euro Money Publications                                  1,364,981
              Financial Publications

   400,000    Oriflame International                                   1,141,366
              Cosmetics Sold Door-to-Door

    50,600    Vosper Thornycroft                                         646,986
              Naval Shipbuilding

   129,000    Edinburgh Fund Managers                                    531,210
              Investment Management

   350,000    Dialog (b)                                                 337,751
              Online Business Information
--------------------------------------------------------------------------------
                                                                      28,515,087

--------------------------------------------------------------------------------
              Spain/Portugal--6.3%

   100,000    Mapfre Vida                                              3,768,645
              Life Insurance/Mutual Funds

   250,000    Prosegur                                                 2,919,991
              Security Guards

   100,000    Filmes Lusomundo (b)                                     1,254,012
              Newspapers, Radio, Video,
              Film Distribution (Portugal)

    18,200    Jeronimo Martins                                           995,642
              Hypermarkets/Supermarkets (Portugal)
--------------------------------------------------------------------------------
                                                                       8,938,290

--------------------------------------------------------------------------------
              Switzerland--4.7%

     4,000    Phoenix Mecano                                           2,402,621
              Electrical Components

     1,500    Pargesa                                                  2,369,860
              Industrial & Media Conglomerate

     3,000    Affichage                                                1,170,731
              Billboard Advertising

     2,600    Hiestand                                                   681,470
              Bakery
--------------------------------------------------------------------------------
                                                                       6,624,682

--------------------------------------------------------------------------------
              Italy/Greece--7.6%

   600,000    Autogrill                                                4,832,190
              Tollway Restaurants

   150,000    Banca Pop Commercia e Industria                          3,015,570
              Regional Bank

   150,000    Athens Medical Center                                    2,943,224
              Hospitals (Greece)
--------------------------------------------------------------------------------
                                                                      10,790,984

--------------------------------------------------------------------------------
              Europe--Total                                           93,301,821


              Asia--19.6%
--------------------------------------------------------------------------------
              Hong Kong--2.9%

 1,640,000    Li and Fung                                              3,397,570
              Sourcing of Consumer Goods

   950,000    Dickson Concepts                                           735,740
              Luxury Goods Retailer
--------------------------------------------------------------------------------
                                                                       4,133,310

See accompanying notes to financial statements.

                                       Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap        Statement of Investments December 31,1998

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares

              Japan--6.8%

    90,000    NuSkin Enterprises (b)                                  $2,126,250
              Cosmetics Sold Door-to-Door

    60,000    Enix Corporation                                         1,962,765
              Game Software Developer

    13,800    Ryohin Keikaku                                           1,841,223
              Specialty Consumer Goods Retailer

    75,000    Kawasumi Labs                                            1,476,065
              Medical Supplies

    75,700    Shinki                                                     932,830
              Loans to Consumers and Small Businesses

    16,000    Nichii Gakkan                                              666,666
              Hospital Administrative Services

    12,500    Hokuto                                                     304,742
              Mushroom Grower

    49,500    Tecmo                                                      302,792
              Game Software Developer
--------------------------------------------------------------------------------
                                                                       9,613,333

--------------------------------------------------------------------------------
              Malaysia--0.2%

   388,000    Computer Systems Advisor                                   270,100
              Systems Integration & Software Services

--------------------------------------------------------------------------------
              Singapore--9.7%

 1,037,000    Venture Manufacturing                                    3,959,454
              Electronic Manufacturing Services

 1,700,400    Star Cruises (b)                                         3,587,844
              Cruise Line

 8,000,000    Omni Industries                                          2,569,696
              Electronic Manufacturing Services

   800,000    Datacraft Asia                                           1,416,000
              Network Systems Integration

 4,233,000    Datapulse Technology (b)                                 1,192,936
              CD-ROM Replication

   350,000    Natsteel Electronics                                       890,909
              Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                      13,616,839

--------------------------------------------------------------------------------
              Asia--Total                                             27,633,582


              Latin America--4.3%
--------------------------------------------------------------------------------
              Mexico--3.2%

   800,000    Grupo Continental                                        1,937,310
              Coca-Cola Bottler

   641,000    Corp Interamericana                                      1,749,950
              de Entretenimiento (b)
              Special Events & Live Entertainment

 1,240,000    Nadro, Series L                                            789,888
              Pharmaceutical Distribution
--------------------------------------------------------------------------------
                                                                       4,477,148

--------------------------------------------------------------------------------
              Brazil--1.1%

   150,000    Elevadores Atlas                                         1,613,837
              Elevator Services

--------------------------------------------------------------------------------
              Latin America--Total                                     6,090,985

              Other Countries--6.7%
--------------------------------------------------------------------------------
              Australia--1.6%

 1,128,352    Tyndall Australia                                        1,730,329
              Money Management & Insurance

   362,965    Anaconda Nickel (b)                                        556,606
              Nickel Mining
--------------------------------------------------------------------------------
                                                                       2,286,935

See accompanying notes to financial statements.

                                       Wanger Advisors Trust--1998 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap        Statement of Investments  December 31,1998



Number of                                                                  Value
Shares or
Principal
Amount

--------------------------------------------------------------------------------
              Canada--3.9%

   270,000    LGS Group (b)                                           $2,021,485
              Computer Systems Integration

   100,000    MDSI Mobil Data Solutions (b)                            1,787,500
              Wireless Software

   122,900    Shaw Industries                                          1,000,165
              Oil Field Services

    50,000    Architel Systems (b)                                       651,041
              Software for Telecommunications
--------------------------------------------------------------------------------
                                                                       5,460,191

--------------------------------------------------------------------------------
              Israel--0.6%

    30,000    Galileo Technology (b)                                     810,000
              Semiconductors

--------------------------------------------------------------------------------
              South Africa--0.6%

   552,700    Energy Africa (b)                                          845,566
              Oil & Gas Producer

--------------------------------------------------------------------------------
              Other--Total                                             9,402,692


Total Common Stocks--96.6%                                           136,429,080
--------------------------------------------------------------------------------
              (Cost:  $109,875,402)


Short-Term Obligation--3.3%                                            4,723,000
--------------------------------------------------------------------------------

$4,723,000    State Street Bank Repurchase Agreement
              3.25% 01/04/99; 12/31/98 Agreement
              Collateralized by U.S. Treasury Notes
              (Cost:  $4,723,000)

Total Investments--99.9%                                             141,152,080
--------------------------------------------------------------------------------
              (Cost:  $ 114,598,402)

Cash and Other Assets Less Liabilities--0.1%                             101,229
--------------------------------------------------------------------------------

Total Net Assets--100%                                              $141,253,309
================================================================================

     Notes to Statement of Investments:


(a) At December 31, 1998, for federal income tax purposes cost of investments was $114,696,573 and net unrealized appreciation was $26,455,507 consisting of gross unrealized appreciation of $37,317,390 and gross unrealized depreciation of $10,861,883.

(b)  Non-income producing security.

See accompanying notes to financial statements.

                                     Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap       Portfolio Diversification December 31, 1998

At December 31, 1998 the Fund's portfolio of investments as a percentage of net assets was diversified as follows:

                                                 Value    Percent
-----------------------------------------------------------------
Information
Computer Services                         $ 19,821,559      14.0%
Publishing                                   9,139,634       6.5
Contract Manufacturing                       8,612,997       6.1
Business Information &
  Marketing Services                         4,892,818       3.5
Business Software                            4,528,832       3.2
CATV                                         3,386,250       2.4
Semiconductors & Related Equipment           2,216,400       1.6
Gaming Equipment                             1,962,766       1.4
Domestic Consumer Software                   1,787,500       1.3
Advertising                                  1,170,732       0.8
Radio                                          464,008       0.3
-----------------------------------------------------------------
                                            57,983,496      41.1

-----------------------------------------------------------------
Health Care
Hospital Management                          6,321,587       4.5
Pharmaceuticals                              4,877,012       3.5
Hospital/Laboratory Supplies                 1,476,064       1.0
Health Care Services                           666,667       0.5
-----------------------------------------------------------------
                                            13,341,330       9.5

-----------------------------------------------------------------
Consumer Goods/Services
Retail                                       6,259,642       4.4
Travel                                       5,305,717       3.8
Restaurants                                  4,832,189       3.4
Nondurables                                  3,267,616       2.3
Beverages                                    1,937,310       1.4
Furniture/Textile                            1,602,640       1.2
Food                                           986,214       0.7
Consumer Goods Distribution                    857,235       0.6
Leisure Products                               608,287       0.4
International Consumer Software                302,793       0.2
Other Durable Goods                          3,860,330       2.7
Other Entertainment                          1,749,949       1.2
-----------------------------------------------------------------
                                            31,569,922      22.3

-----------------------------------------------------------------
Finance
Insurance                                    3,768,642       2.6
Banks                                        3,015,570       2.1
Closed-End Funds                             2,369,858       1.7
Brokerage                                    2,339,852       1.7
Money Management                             2,261,537       1.6
Finance Companies                              932,828       0.7
-----------------------------------------------------------------
                                            14,688,287      10.4

-----------------------------------------------------------------
Industrial Goods/Services
Outsourcing and Training Services           10,150,924       7.2
Electrical Components                        4,031,961       2.8
Other Industrial Services                    1,613,838       1.1
Machinery                                      646,985       0.5
-----------------------------------------------------------------
                                            16,443,708      11.6

-----------------------------------------------------------------
Energy/Minerals
Oil Services                                 1,000,163       0.7
Oil/Gas Producers                              845,567       0.6
Non-Ferrous Metals                             556,607       0.4
-----------------------------------------------------------------
                                             2,402,337       1.7

-----------------------------------------------------------------
Total Common Stocks                        136,429,080      96.6

Short-Term Obligations                       4,723,000       3.3
-----------------------------------------------------------------

Cash and Other Assets Less Liabilities         101,229       0.1
-----------------------------------------------------------------

Net Assets                                $141,253,309     100.0%
-----------------------------------------------------------------

See accompanying notes to financial statements.



                                                       Wanger Advisors Trust 1998 Annual Report
--------------------------------------------------------------------------------------------------------------------
Statements of Assets and Liabilities                   December 31, 1998


                                                                                  Wanger U.S.   Wanger International
                                                                                    Small Cap              Small Cap
---------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost: Wanger U.S. Small Cap $291,173,961;                 $341,278,819            $141,152,080

     Wanger International Small Cap $114,598,402)

Cash                                                                                      900                      --
Organization costs                                                                     26,688                  26,688
Receivable for:
     Securities sold                                                                  128,796                 320,926
     Fund shares sold                                                                 455,068                  18,010
     Dividends and interest                                                            78,895                 158,549
     Other assets                                                                       3,366                   2,275
---------------------------------------------------------------------------------------------------------------------
     Total assets                                                                 341,972,532             141,678,528



Liabilities and Net Assets
Cash Overdraft                                                                             --                  19,998
Payable for:
     Securities purchased                                                           2,644,341                 255,760
     Fund shares redeemed                                                             142,326                  53,377
     Amount owed to advisor                                                            27,098                  26,732
     Other                                                                             39,886                  69,352
---------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                              2,853,651                 425,219
---------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                                 $339,118,881            $141,253,309
---------------------------------------------------------------------------------------------------------------------
Fund shares outstanding                                                            15,290,823               7,197,954
---------------------------------------------------------------------------------------------------------------------
Pricing of Shares
Net asset value, offering price and redemption price per share                         $22.18                  $19.62
---------------------------------------------------------------------------------------------------------------------
Analysis of Net Assets
Paid-in capital                                                                  $258,403,736            $119,664,782
Undistributed net realized gain (loss) on sales of investments                     30,610,287              (7,277,677)
Net unrealized appreciation of investments and foreign currency transactions


    (net of unrealized PFIC gains of $83,762 for Wanger International Small Cap)   50,104,858              26,470,102

Undistributed net investment income                                                        --               2,396,102
---------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                                 $339,118,881            $141,253,309
---------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

                                       Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Statements of Operations               For the Year Ended December 31, 1998

                                                                                   Wanger U.S.           Wanger International
                                                                                     Small Cap                      Small Cap
-----------------------------------------------------------------------------------------------------------------------------

Investment Income:
Dividends (net of foreign taxes of $220,936 for Wanger International Small Cap)    $ 1,186,818                   $  1,946,183
Interest                                                                             1,201,904                        408,617
-----------------------------------------------------------------------------------------------------------------------------
     Total investment income                                                         2,388,722                      2,354,800

-----------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory                                                                   2,972,442                     1,751,136
Custodian                                                                                42,548                       233,512
Legal and audit                                                                          44,236                        42,701
Reports to shareholders                                                                  35,986                        36,902
Amortization of organization costs                                                       19,976                        19,976
Transfer agent                                                                           22,675                        19,500
Trustees                                                                                 20,787                        20,787
Insurance                                                                                 3,067                         2,450
Other                                                                                    16,257                         8,483
-----------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                                   3,177,974                     2,135,447
     Less custodian fees paid indirectly                                                 (5,829)                         (785)
-----------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                     3,172,145                     2,134,662
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                           (783,423)                      220,138
Net realized and unrealized gain (loss) on investments:
     Net realized gain (loss) on sales of investments                                31,406,965                    (2,995,916)
     Net change in unrealized appreciation of investments                            (6,414,368)                   21,548,547
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                      24,992,597                    18,552,631
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $ 24,209,174                  $ 18,772,769
-----------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

                   Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Statements of Changes in Net Assets


                                                --------------------------------------    --------------------------------------
                                                Wanger U.S. Small Cap                     Wanger International Small Cap

                                                       Year ended           Year ended           Year ended           Year ended
                                                December 31, 1998    December 31, 1997    December 31, 1998    December 31, 1997
--------------------------------------------------------------------------------------------------------------------------------
From operations:
Net investment income (loss)                         $   (783,423)        $   (206,969)        $    220,138         $    148,271
Net realized gain (loss) on sales of investments       31,406,965           15,616,554           (2,995,916)            (616,933)
Net change in unrealized appreciation                  (6,414,368)          37,057,494           21,548,547           (2,999,052)
--------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets
     resulting from operations                         24,209,174           52,467,079           18,772,769           (3,467,714)
Distributions to shareholders from:
Net investment income                                          --                   --           (1,532,876)                  --
Net realized gain                                     (15,422,770)          (3,530,225)                  --           (2,453,253)
--------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders              (15,422,770)          (3,530,225)          (1,532,876)          (2,453,253)

From Fund share transactions:
Reinvestment of dividends and capital
     gain distributions                                15,407,847            3,530,225            1,530,069            2,453,253
Proceeds from other shares sold                        94,608,919          109,491,784           26,836,486           54,111,870
--------------------------------------------------------------------------------------------------------------------------------
                                                      110,016,766          113,022,009           28,366,555           56,565,123
Payments for shares redeemed                          (50,550,116)         (20,050,947)         (25,013,297)         (14,839,080)
--------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets from
     Fund share transactions                           59,466,650           92,971,062            3,353,258           41,726,043
--------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets                           68,253,054          141,907,916           20,593,151           35,805,076
--------------------------------------------------------------------------------------------------------------------------------
Net assets:
Beginning of period                                   270,865,827          128,957,911          120,660,158           84,855,082
--------------------------------------------------------------------------------------------------------------------------------
End of period (a)                                    $339,118,881         $270,865,827         $141,253,309         $120,660,158
--------------------------------------------------------------------------------------------------------------------------------

(a) Includes accumulated net investment income of $2,396,211 and $1,532,855 for Wanger International Small Cap at December 31, 1998 and 1997, respectively.



See accompanying notes to financial statements.

                   Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                  Financial Highlights


                                                        Year ended           Year ended           Year ended   May 3, 1995 through
                                                 December 31, 1998    December 31, 1997    December 31, 1996      December 31,1995

----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                  $      21.46         $      16.97         $      11.60           $     10.00

Income From Investment Operations
   Net investment loss (c)                                    (.05)                (.02)                (.06)                 (.05)
   Net realized and unrealized gain on investments            1.93                 4.90                 5.46                  1.65
----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                           1.88                 4.88                 5.40                  1.60

Less Distributions
   Dividends from net investment income                         --                   --                   --                    --
   Distributions from net realized gain                      (1.16)                (.39)                (.03)                   --
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                       (1.16)                (.39)                (.03)                   --

Net Asset Value, end of period                        $      22.18         $      21.46         $      16.97           $     11.60
----------------------------------------------------------------------------------------------------------------------------------

Total Return                                                  8.68%               29.41%               46.59%                16.00%

Ratios/Supplemental Data
Ratio of expenses to average net assets (a) (b)               1.02%                1.06%                1.21%                 2.08%
Ratio of net investment loss to average net assets (b)        (.25%)               (.10%)               (.41%)               (1.44%)
Portfolio turnover rate                                         34%                  34%                  46%                   59%
Net assets at end of period                           $339,118,881         $270,865,827         $128,957,911           $21,903,536


----------------------------------------------------------------------------------------------------------------------------------

     *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.04% for the year ended December 31, 1997, 1.19% for the year ended December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The fund was reimbursed by the Advisor for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets for the period ended December 31, 1995 would have been 2.35% and (1.71%), respectively.

(c) Net investment loss per share for the years ended December 31, 1998, 1997 and 1996 was based upon the average shares outstanding during the period.


See accompanying notes to financial statements.

                                 Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap   Financial Highlights


                                                           Year ended          Year ended          Year ended   May 3, 1995 through
                                                    December 31, 1998   December 31, 1997   December 31, 1996     December 31, 1995
====================================================================================================================================
Net Asset Value, beginning of period                           $17.05              $17.71              $13.45              $10.00

Income From Investment Operations
   Net investment income (loss)(c)                                .03                 .02                (.09)               (.03)
   Net realized and unrealized gain on investments               2.76                (.26)              (4.38)              (3.48)
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                              2.79                (.24)               4.29                3.45

Less Distributions
Dividends from net investment income                             (.22)                 --                  --                  --
 Distributions from net realized gain and unrealized
 gain reportable for federal income taxes                          --                (.42)               (.03)                 --
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                           (.22)               (.42)               (.03)                 --

Net Asset Value, end of period                                 $19.62              $17.05              $17.71              $13.45
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                    16.33%              (1.46%)             32.01%              34.50%

Ratios/Supplemental Data Ratio of expenses to
 average net assets (a)(b)                                       1.55%               1.60%               1.79%               2.32%*
Ratio of net investment income (loss)
 to average net assets (b)                                        .16%                .12%               (.56%)              (.81%)*
Portfolio turnover rate                                            56%                 60%                 50%                 14%*
Net assets at end of period                               141,253,309         120,660,158          84,855,082          11,368,924
------------------------------------------------------------------------------------------------------------------------------------

    *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.59% for the year ended December 31, 1997, 1.75% for the year ended December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The fund was reimbursed by the Advisor for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets for the period ended December 31, 1995 would have been 4.20% and (2.69%), respectively.

(c) Net investment income (loss) per share for the years ended December 31, 1998, 1997 and 1996 was based upon the average shares outstanding during the period.

See accompanying notes to financial statements.

                              Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Notes to Financial Statements


1. Nature of Operations

Wanger U.S. Small Cap and Wanger International Small Cap ("the Funds") are series of Wanger Advisors Trust ("the Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds are available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2. Significant Accounting Policies

Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued as determined in good faith by the Board of Trustees.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and on long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

Use of estimates

The preparation of financial statements in conformity with generally accepted counting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custodian fees

Custodian fees are reduced based on each Fund's cash balances maintained with the custodian. This presentation does not affect the determination of Fund shares outstanding.

Federal income taxes, dividends and distributions to shareholders

The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all of their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes.

  Wanger International Small Cap has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICS") for income tax purposes. In accordance with this election, the Fund recognized unrealized appreciation on PFICs of $83,762 for the year ended December 31, 1998. Cumulative net unrealized appreciation recognized in prior years on PFICs sold in 1998 amounted to $1,391,583.

  Wanger International Small Cap intends to utilize provisions of the federal income tax law that allows it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against future realized gains. At December 31, 1998, the Fund had a capital loss carryforward of $7,263,202 of which $382,694 will expire December 31, 2005 and $6,880,508 will expire December 31, 2006.

  Dividends and distributions payable to each Fund's shareholders are recorded by the Fund on the ex-dividend date.

  Reclassifications have been made in 1998 for Wanger U.S. Small Cap in the accompanying analysis of net assets from undistributed net investment income to net realized gain on the sale of investments of $783,423 to reflect differences between financial reporting and income tax basis and had no impact on net asset value. Reclassifications have also been made in 1998 for Wanger International Small Cap from accumulated net realized gain on sale of investments to undistributed net investment income of $2,092,223 to reflect differences between financial reporting and income tax basis.

                                       Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Notes to Financial Statements



3.  Transaction with Affiliates

The Fund's investment advisor, Wanger Asset Management, L.P., ("WAM") furnishes continuing investment supervision to the Fund and is responsible for overall management of the Fund's business affairs. Each Fund pays WAM a monthly advisory fee based upon average daily net assets at the following rates:

                               Wanger U.S.   Wanger International
                                Small Cap          Small Cap
------------------------------------------------------------------
Average Daily Net Assets:
 For the first $100 million       1.00%             1.30%
 Next $150 million                 .95%             1.20%
 In excess of $250 million         .90%             1.10%
------------------------------------------------------------------

  The investment advisory agreement also provides that WAM will reimburse the Funds to the extent that ordinary operating expenses (computed based on net custodian fees) exceed 1.50% for Wanger U.S. Small Cap and 1.90% for Wanger International Small Cap, of average net assets. WAM was not required to reimburse the Funds under these agreements for the year ended December 31, 1998.

  Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. Wanger U.S. Small Cap and Wanger International Small Cap each incurred trustees' fees and expenses of $20,787 for the year ended December 31, 1998 to trustees not affiliated with WAM.

  WAM advanced $100,000 in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period May, 1995 through April, 2000.

  WAM Brokerage Services, L.L.C., a wholly-owned subsidiary of WAM, is the distributor of each Fund's shares and receives no compensation for its services.

4.  Borrowing Arrangements
The trust participates in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts have been borrowed under this facility.

5.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

                                          ------------------------------------------   --------------------------------------
                                          Wanger U.S.Small Cap                         Wanger International Small Cap

                                                      Year ended          Year ended          Year ended           Year ended
                                               December 31, 1998   December 31, 1997   December 31, 1998    December 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                            4,370,518           5,806,192           1,389,310            2,963,636
Shares issued in reinvestment of dividend and
capital gain distributions                               686,318             210,886              76,657              136,747
-----------------------------------------------------------------------------------------------------------------------------
                                                       5,056,836           6,017,078           1,465,967            3,100,383
Less shares redeemed                                   2,389,858             991,354           1,346,776              812,741
-----------------------------------------------------------------------------------------------------------------------------
Net increase in shares outstanding                     2,666,978           5,025,724             119,191            2,287,642
=============================================================================================================================


6.    Investment Transactions

The aggregate costs of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 1998 were:

                            Wanger U.S.   Wanger International
                              Small Cap              Small Cap

Purchases                  $139,040,448            $80,409,567
Sales                        97,581,546             71,890,345
------------------------------------------------------------------------

Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Report of Independent Auditors


To the Board of Trustees and Shareholders of Wanger Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the schedule of investments of Wanger U.S. Small Cap and the Wanger International Small Cap portfolios, comprising the Wanger Advisors Trust, as of December 31, 1998, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of the Wanger Advisors Trust as of December 31, 1998, the results of their operations and changes in their net assets and financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

Chicago, Illinois
February 12, 1999

Wanger Advisors Trust


Trustees
Fred D. Hasselbring
Charles P. McQuaid
P. Michael Phelps
Ralph Wanger
Patricia H. Werhane

Officers

Ralph Wanger
President

Charles P. McQuaid
Senior Vice President

Marcel P. Houtzager
Vice President

Robert A. Mohn
Vice President

Leah J. Zell
Vice President

John H. Park
Vice President

Mark H. Yost
Vice President

Bruce H. Lauer
Vice President and
Treasurer

Kenneth A. Kalina
Assistant Treasurer


Transfer Agent,
Dividend Disbursing Agent
and Custodian
State Street Bank
and Trust Company
Attention:
Wanger Advisors Trust
P.O. Box 8502
Boston, Massachusetts
02266-8502

Distributor
WAM Brokerage
Services, L.L.C.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-800-5-WANGER
(1-800-592-6437)

Investment Advisor
Wanger Asset
Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-800-5-WANGER
(1-800-592-6437)

Legal Counsel
Bell, Boyd & Lloyd
Chicago, Illinois

Independent Auditors
Ernst & Young LLP
Chicago, Illinois

This report, including the audited schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

Wanger Advisors Trust









OL2568A                                                                     2/99